                                                                     EXHIBIT 4.1

          TEMPORARY CERTIFICATE EXCHANGEABLE FOR DEFINITIVE ENGRAVED
                     CERTIFICATE WHEN READY FOR DELIVERY.

   SHARES OF COMMON STOCK                            SHARES OF COMMON STOCK
      PAR VALUE $.001                                   PAR VALUE $.001

          NUMBER                                              SHARES
       [          ]                                        [          ]

INCORPORATED UNDER THE LAWS                     THIS CERTIFICATE IS TRANSFERABLE
   OF THE STATE OF TEXAS                               IN NEW YORK, N.Y.
                                 GROUPMAC(TM)
                        GROUP MAINTENANCE AMERICA CORP.

                                                       CUSIP 39943E 10 7
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT





IS THE OWNER OF

            FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF


Group Maintenance America Corp. (the "Company"), transferable on the books of the Company by the holder hereof in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

              Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized representatives.

                             CERTIFICATE OF STOCK

       [GROUP MAINTENANCE AMERICA CORP. CERTIFICATION SEAL APPEARS HERE]


/s/ D.L. LUKE                           Countersigned and Registered:
President                                 CHASEMELLON SHAREHOLDER SERVICES, LLC.
                                                                  Transfer Agent
/s/ RANDOLPH W. BRYANT                                             and Registrar
Corporate Secretary                     By

                                                            Authorized Signature


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                        GROUP MAINTENANCE AMERICA CORP.

THE ARTICLES OF INCORPORATION OF THE CORPORATION STATE, IN PART, "SHARES OF STOCK OF THE CORPORATION DO NOT CARRY PREEMPTIVE RIGHTS."
EACH OF THE FOLLOWING IS SET FORTH IN THE ARTICLES OF INCORPORATION OF THE CORPORATION ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF TEXAS, AND THE CORPORATION WILL FURNISH A COPY OF EACH SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE (1) A STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS, OF THE SHARES OF EACH CLASS OR SERIES OF THE CORPORATION'S CAPITAL STOCK TO THE EXTENT THAT THEY HAVE BEEN FIXED AND DETERMINED AND (2) A STATEMENT OF THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO FIX AND DETERMINE THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS, INCLUDING VOTING RIGHTS, OF ANY SERIES OF THE CORPORATION.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common

TEN ENT -- as tenants by the entireties

JT TEN  -- as joint tenants with right of survivorship
           and not as tenants in common

UNIF GIFT MIN ACT --                   Custodian
                    -------------------         ------------------
                         (Cust)                      (Minor)
                    under Uniform Gifts to Minors Act

                    ---------------------------------
                                (State)

UNIF TRF MIN ACT --                    Custodian (until age        )
                    -------------------                     ______
                          (Cust)

                    ---------------------- under Uniform Transfers
                          (Minor)
                          to Minors Act

                    ----------------------------------------------
                                       (State)

    Additional abbreviations may also be used though not in the above list.

    For value received,                 hereby sell, assign and transfer unto
                       -----------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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|                                    |
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Please print or typewrite name and address including postal zip code of assignee

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                                                       shares of Common Stock
------------------------------------------------------------------------------
represented by the within certificate, and do hereby irrevocably constitute and appoint
                                                                      Attorney
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to transfer the said shares on the books of the within-named Company with full power of substitution in the premises.

Dated,
      -------------------------

                                     X
                                      -----------------------------------
                                                  (SIGNATURE)
            NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME(S) AS
WRITTEN UPON THE FACE OF THE CERTIFI-
CATE IN EVERY PARTICULAR WITHOUT
ALTERATION OR ENLARGEMENT OR ANY CHANGE
WHATEVER.
                                     X
                                      -----------------------------------
                                                  (SIGNATURE)

                                      THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                      AN "ELIGIBLE GUARANTOR INSTITUTION" AS
                                      DEFINED IN RULE 174Ad-15 UNDER THE
                                      SECURITIES EXCHANGE ACT OF 1934, AS
                                      AMENDED.
                                      ----------------------------------------
                                      SIGNATURE(S) GUARANTEED BY